UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2013

INDIA GLOBALIZATION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland   20814
(Address of principal executive offices)  (Zip Code)

(301) 983-0998
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant

(a) On March 22, 2013 the audit committee of our board of directors approved the appointment of ASA and Associates as our independent registered public accounting firm for the financial year ending March 31. 2013.  The appointment is subject to ratification by the IGC stockholders at the 2013 Annual Meeting of Stockholders.  On March 22, 2013 the audit committee determined, that after five years with the same firm, as a matter of good corporate governance, it was appropriate to change to a different firm. Additionally, with operations expected to commence in Inner Mongolia in the near term, the audit committee determined that it was now appropriate to engage a larger accounting firm with significantly larger resources.  ASA and Associates is a public accounting firm registered with the PCAOB, and is based in India. They have 8 offices with around 420 in-house staff. A number of their clients are foreign corporations.

On March 22, 2013, Yoganandh & Ram (Y&R), the Company’s independent auditors offered the audit committee a letter of resignation that the audit committee accepted.

The reports of Y & R on the Company’s consolidated financial statements as of and for the years ended March 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended March 31, 2011 and 2012 and through March 22, 2013, there were no  (a) disagreements with Y & R on any matter of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to Y & R’s satisfaction, would have caused Y & R to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Y & R with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Y & R a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of Y & R’s letter dated March 25, 2013 is attached as Exhibit 16.1.

During the years ended March 31, 2012 and 2011 and through the date of filing this report, we have not, nor has anyone on our behalf, consulted with ASA & Associates regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

During the financial years ended March 31, 2012 and 2011 and through the date of filing this report, we have not, nor has anyone on our behalf, consulted with ASA and Associates with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that was an important factor we considered in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

    16.1 Letter of Yoganandh & Ram, Chartered Accountants, dated March 27, 2013
    99.1 Press Release dated March 27, 2013

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

INDIA GLOBALIZATION CAPITAL, INC.

Date: March 27, 2013	By:	/s/ Ram Mukunda
Ram Mukunda Chief Executive Officer and President (Principal Executive Officer)